DISCLAIMER CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies, and prospects, both business and financial. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “outlook,” “potential,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “expects,” “intends,” “anticipates,” “estimates,” “plans,” “would be,” “believes,” “continues,” or the negative version of these words or other comparable words. Forward-looking statements, including our 2024 guidance, involve known and unknown risks and uncertainties, which may cause BNL’s actual future results to differ materially from expected results, including, without limitation, general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, property acquisitions, and the timing and uncertainty of completing these acquisitions, and uncertainties regarding future distributions to our stockholders. These and other risks, assumptions, and uncertainties are described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which BNL expects to file with the SEC on February 22, 2024, which you are encouraged to read, and will be available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company assumes no obligation to, and does not currently intend to, update any forward-looking statements after the date of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. Broadstone Net Lease is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services. NON-GAAP FINANCIAL INFORMATION This presentation contains certain financial information that is not presented in conformity with accounting principles generally accepted in the United States of America (GAAP), including funds from operations (“FFO”), core funds from operations (“Core FFO”), adjusted funds from operations (“AFFO”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA further adjusted to exclude gains (losses) on sales of depreciable property and provisions for impairment on investments in real estate (“EBITDAre”), Adjusted EBITDAre, Annualized Adjusted EBITDAre and Net Debt. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. We believe that EBITDA provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We believe that the presentation of Net Debt to Annualized Adjusted EBITDAre is a useful measure of our ability to repay debt and a relative measure of leverage and is used in communications with our lenders and rating agencies regarding our credit rating. Such non-GAAP measures should not be considered in isolation or as an indicator of the Company's performance. Furthermore, they should not be seen as a substitute for metrics prepared in accordance with GAAP. Reconciliations of these measures to their most directly comparable GAAP measures for the periods that are presented in this presentation can be found in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Non-GAAP Measures” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which BNL expects to file with the SEC on February 22, 2024. PROJECTED PORTFOLIO INFORMATION – HEALTHCARE PORTFOLIO SIMPLIFICATION STRATEGY Slides 11 and 12 contain “Projected Portfolio Information,” which assumes the successful disposition of certain healthcare assets. As discussed herein, the Company has identified 75 healthcare assets for sale comprised of clinical, surgical, and traditional MOB properties. Such properties consist of 37 properties subject to executed purchase contracts and expected to close in the first quarter of 2024, and 38 properties in varying stages of sale efforts. There are inherent risks to the successful execution of such sales, and particularly the sale of properties not currently subject to an executed purchase contract. Accordingly, future portfolio composition and related information may differ from the Projected Portfolio Information should the Company not successfully execute the contemplated sales.

BROADSTONE AT-A-GLANCE Data as of December 31, 2023; does not reflect ongoing healthcare portfolio simplification % of square footage “WALT”, or weighted average lease term Includes 7.8% of tenants who are public filers % of ABR   Under contract or executed letter of intent 796 Properties 44 States 4 Canadian Provinces $64.1 Million Investments in Q4 2023 $97.1 Million Investments Under Control5 220 / 208 / 53 Tenants / Brands / Industries 4.1% Top Tenant4 19.6% Top Ten Tenants4 10.5 Years WALT2 2.0% Annual Escalation $392 Million Annualized Base Rent 52% Industrial 18% Healthcare  13% Restaurant 11% Retail 6% Office 99.2% Rent Collections in Q4 93.8% Financial Reporting3,4 38.3 Million Rentable Square Footage 99.4% Occupancy1 S&P BBB Stable Moody’s Baa2 Stable $1 Billion Total Revolver Capacity

INVESTMENT THESIS Data as of December 31, 2023, unless otherwise noted Thoughtfully Constructed and Highly Diversified Portfolio with Best-in-Class Metrics Highly granular diversified strategy with exposure to desirable net lease sectors including industrial, healthcare, retail, and restaurant Significant tenant and industry diversification has acted as a proven defensive hedge against economic distress Top tier portfolio metrics: 2.0% weighted average annual rent escalations, 10.5 years WALT, 19.6% top 10 tenant concentration Active Portfolio Management with Exceptional Results Throughout Multiple Economic Cycles Consistently strong rent collections through multiple real estate economic cycles with 99.8% rent collected for the full year 2023 Specialized infrastructure in-place to support the entire investment lifecycle across different property segments Proactive disposition strategy mitigates portfolio risk while facilitating value creation through accretive capital recycling Differentiated and Proven Investment Strategy with Attractive Pipeline of Opportunities Diversified strategy allows for capital allocation flexibility across sectors and ensures consistent high-quality deal flow Invested $165.6 million at a weighted average initial cash cap rate of 7.2% in 2023, with $97.1 million of additional investments under our control, $98.9 million of commitments to fund developments, and $6.8 million in revenue generating capital expenditures with existing tenants. Scalable Platform with Flexible and Fortified Investment Grade Balance Sheet to Support Growth Optimal size with a large efficient in-place platform, but small enough to drive meaningful growth Investment grade balance sheet (S&P – BBB, Moody’s – Baa2) with a robust liquidity profile and no near-term debt maturities Conservative leverage profile with net debt to annualized adjusted EBITDAre of 5.0x Experienced Management Team with Deep Pool of Talent Experienced, cycle-tested management team constructed over 10 years with long-term relationships and expertise Diverse board of directors with meaningful public REIT experience and substantial personal investment in the Company Focus on corporate responsibility has been a cornerstone of Broadstone since inception Established REIT with Longstanding Track Record of Success Delivering Shareholder Value 15+ year operating history pursuing a diversified net lease strategy with a leading team, now proven through two cycles Publicly traded on the NYSE (BNL) with experience operating under substantially all public company requirements since 2017 Continued growth of the portfolio and consistent performance has delivered predictable cash flow and returns to investors

BROADSTONE NET LEASE (NYSE: BNL) Data as of December 31, 2023, unless otherwise noted Gross asset value “GAV” which is equal to undepreciated book value; represents the fair value of the assets as of the date acquired, less any subsequent write-downs due to impairment charges. 2024E based on midpoint of guidance of $525mm of investments and $400mm of dispositions. Reflects ongoing healthcare portfolio simplification strategy and 2024 guidance as announced 2/21/2024 Longstanding operating history and track record of success delivering results to shareholders ACCELERATED GROWTH BNL is founded Baa3 Moody’s rating Management Internalization & IPO Public / SEC filer FOUNDATION Thoughtful construction of BNL diversified portfolio and team AVERAGE EMPLOYEE TENURE: 5.3 YEARS AVERAGE SENIOR EMPLOYEE TENURE: 7.2 YEARS Employee Tenure (Years) ($mm) BBB S&P rating ESTIMATED GROWTH IN GROSS ASSET VALUE SINCE INCEPTION1 Announced 2 Healthcare Portfolio Simplification

Q4 2023 AT-A-GLANCE Data as of December 31, 2023; does not reflect ongoing healthcare portfolio simplification strategy Percent of ABR Includes 7.8% related to tenants not required to provide financial information under their lease terms, but whose financial statements are available publicly Reflects the impact of a $26.4 million impairment during the fourth quarter of 2024 in relation with our Green Valley Medical Center healthcare asset 19.6% For Three Months Ended ($ in thousands, except per share data) 12/31/2023 9/30/2023 Revenues $105,000 $109,543 Net Income3 $6,797 $52,145 Earnings Per Share $0.03 $0.26 Funds From Operations (‘FFO’) $69,443 $75,478 FFO Per Share $0.35 $0.39 Core Funds From Operations (‘Core FFO’) $75,275 $74,754 Core FFO Per Share $0.38 $0.38 Adjusted Funds From Operations (‘AFFO’) $71,278 $69,958 AFFO Per Share $0.36 $0.36 Diluted WASO 196,373 196,372 KEY OPERATING METRICS SUMMARY FINANCIAL RESULTS PORTFOLIO OVERVIEW Top 10 Tenant Concentration1 32.3% Top 20 Tenant Concentration1 $392 Million Annualized Base Rent 796 Properties 38.3 Million Square Footage 99.2% Rent Collection $16.5mm Dispositions $64.1mm Investments 99.4% Occupancy BBB S&P Stable $5.3 billion Enterprise Value 220 Tenants 53 Industries 10.5 years Weighted Average Remaining Lease Term 44 + 4 States + Canadian Provinces 2.0% Weighted Average Rent Escalation 93.8% Tenants providing Financial Reporting1,2 15.3% % Investment Grade Credit Rated Tenants1 5.0x Net Debt / Annualized Adjusted EBITDAre Baa2 Moody’s Stable Our diversified portfolio continues to generate consistent results and steady same-store growth

PORTFOLIO DIVERSIFICATION

TOP 20 TENANTS

Tenant	Property Type	# of Properties	ABR as a % of Total Portfolio
Roskam Baking	Industrial	7	4.1%
AHF Products*	Industrial	8	2.4%
Ryerson	Industrial	11	2.0%
Jack's Family Restaurants*	Restaurants	43	1.9%
J. Alexander's*	Restaurants	16	1.6%
Axcelis	Industrial	1	1.6%
Salm Partners*	Industrial	2	1.5%
Red Lobster Hospitality*	Restaurants	18	1.5%
Hensley*	Industrial	3	1.5%
Dollar General	Retail	60	1.5%
Top 10 Tenants		**169**	**19.6%**
BluePearl**	Healthcare	13	1.4%
Krispy Kreme	Rest. / Ind	27	1.4%
Outback Steakhouse*	Restaurant	22	1.4%
Tractor Supply Co.	Retail	21	1.4%
Big Tex Trailer Manufacturing*	Ind. / Retail / Office	17	1.3%
Nestle' USA, Inc.[1]	Industrial	1	1.2%
Carvana*	Industrial	2	1.2%
Arkansas Surgical Hospital	Healthcare	1	1.2%
Klosterman Bakery*	Industrial	11	1.1%
Chiquita	Industrial	1	1.1%
Top 20 Tenants		**285**	**32.3%**

PROPERTY TYPE DIVERSIFICATION (BY ABR)



$392mm
Annualized Base Rent

Category	%
Industrial	**52%**
Manufacturing	17%
Distribution & Warehouse	13%
Food Processing	12%
Flex and R&D	4%
Industrial Services	3%
Cold Storage	3%
Healthcare	**18%**
Clinical	7%
Healthcare Services	3%
Animal Health Services	3%
Surgical	3%
Life Science	2%
Restaurants	**13%**
Casual Dining	7%
Quick Service Restaurants	6%
Retail	**11%**
General Merchandise	6%
Automotive	3%
Home Furnishings	2%
Child Care	<1%
Office	**6%**
Strategic Operations	3%
Corporate Headquarters	2%
Call Center	1%

Data as of December 31, 2023; does not reflect ongoing healthcare portfolio simplification strategy
* Subject to master lease.
** Includes properties leased by multiple tenants, some, not all, of which are subject to master leases
1) Nestle's ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August 2024.

7
INVESTOR PRESENTATION
FEBRUARY 2024

TOP 10 TENANT DESCRIPTIONS Source: Company Websites and Public Filings TENANT BUSINESS DESCRIPTION Roskam Foods (Roskam Baking Company, LLC) Founded in 1923 and headquartered in Grand Rapids, Michigan, Roskam Baking Company is a food manufacturer with over 2 million square feet of manufacturing space and over 30 manufacturing and packaging lines. Roskam manufactures a diverse product line such as organic, gluten free, non-GMO, and specialty allergen free products. Roskam has been owned by private equity firm Entrepreneurial Equity Partners since 2022. AHF Products (AHF, LLC) With more than a century of operating history, AHF Products’ brands have been recognized as leaders in the hardwood flooring for residential customers industry. Headquartered in Mountville, Pennsylvania, AHF Products operates 8 manufacturing facilities across the United States and 1 in Cambodia with over 2,000 employees. Ryerson (Joseph T Ryerson & Son, Inc) Founded in 1842, Ryerson (NYSE: RYI) produces over 70,000 specifically tailored metal products made from steel, stainless steel, aluminum, and alloys. Ryerson employs around 4,300 employees and operates approximately 100 facilities across North America and China. Jack’s Family Restaurants (Jack’s Family Restaurants LP) Founded in 1960, Jack’s Family Restaurants is a regional quick service restaurant chain that offers southern-inspired food. Jack’s Family Restaurants operates approximately 200 locations across Alabama, Georgia, Mississippi, and Tennessee. Jack’s has been owned by private equity firm AEA Investors LP since 2019.   J. Alexander’s (J. Alexander’s, LLC) J. Alexander’s is a contemporary American restaurant, known for its high-quality dining experience and wood-fired cuisine. J. Alexander’s operates 37 locations spanning 15 states. In 2021, SPB Hospitality acquired J. Alexander’s Holdings, Inc (formerly NYSE: JAX). SPB Hospitality is a premier operator with over 200 locations spanning 39 states and the District of Columbia.

TENANT BUSINESS DESCRIPTION   Axcelis Technologies (Axcelis Technologies, Inc) Incorporated in 1995 and headquartered in Beverly, Massachusetts, Axcelis designs, manufactures, and services ion implantation and other processing equipment used in the fabrication of semiconductor chips globally. In 2022, Axcelis was named the 54th fastest growing company in Fortunes' 2022 100 Fastest Growing Companies List. Salm Partners (Salm Partners, LLC) Salm Partners is the nation’s largest co-manufacturer of fully cooked sausages and hotdogs. Founded in 2004 in Denmark, Wisconsin, Salm Partners’ 2 large-scale production facilities now provide for 20% of the North American retail fully cooked sausage market. Salm Partners serves both foodservice providers and food distributors. Red Lobster (Red Lobster Restaurants, LLC) Red Lobster is a leading global seafood casual dining brand, with over 700 locations around the world. The brand is currently owned by Thai Union, a leading supplier of seafood globally.   Hensley (Hensley & Company) Founded in 1955, Hensley is now one of the largest family owned and operated beverage distributors in the nation. With a fleet of over 800 vehicles and 1,100 employees, Hensley distributes 2,500 different beers, craft brews, fine wines, premium spirits, and non-alcoholic beverages including water, soft drinks, teas, coffees, and juices to more than 9,000 retailers across Arizona.     Dollar General (Dollar General Corporation) Founded in 1939, Dollar General (NYSE: DG) is the largest discount retailer in the United States by store count. Brands operated include Dollar General, DG Market, DGX, and pOpshelf totaling more than 19,700 stores spanning 47 states and Mexico. TOP 10 TENANT DESCRIPTIONS (CONT.) Source: Company Websites and Public Filings

Healthcare Portfolio Simplification Strategy

SIMPLIFYING COMPOSITION OF HEALTHCARE PORTFOLIO

Strategic Decision to Sell Clinically-Oriented Healthcare and Focus on Core Net Lease Assets

- While clinical, surgical, and traditional medical office building (MOB) assets add an additional layer of diversification, they also have characteristics that do not fit as well within our core net lease operating structure, adding unnecessary complexity and uncertainty to our business
- Clinically-oriented assets have heavier reliance on third-party management, represent an outsized contribution to potential leakage given greater landlord responsibilities, account for the majority of near-term capital projects, and have greater renewal risk at lease maturity than most other assets in our portfolio
- 75 healthcare assets identified for sale that account for ~11% of total ABR. 37 assets (~5% of total ABR) are under executed contract to sell, which is projected to close in March; remaining 38 assets (~6% of total ABR) are in varying stages of the sale process with additional progress expected in 2024

Simplified Net Lease Focused Portfolio with Improved Statistics

- Identified assets have an existing weighted average remaining lease term (WALT) of 6.2 years, which is significantly less than the overall portfolio WALT of 10.5 years; pro forma WALT improves to 11.0 years before proceeds are redeployed
- Reduces reliance on third-party management and leakage providing an overall improved operating structure focused on industrial, retail, and restaurant assets
- Remaining healthcare portfolio to consist of consumer-centric healthcare assets. Examples include dialysis, plasma, and veterinary services that are critical to tenants with little to no regulatory risk with real estate fundamentals more closely aligned with our core property types than clinically-oriented assets being sold

Pro Forma Portfolio Retains Strong Operating Performance with Greater Industrial Weighting and Significant Balance Sheet Flexibility

- Simplified portfolio composition with industrial weighting increasing to ~58% from ~52% and an improved WALT expected to drive multiple expansion
- No material changes to balance sheet with leverage substantially unchanged through redeployment of proceeds
- Capital available and approximately $253.0 million in sales proceeds with ample leverage capacity provide significant runway for investment opportunities
- Dividend remains well covered with expectation to return to targeted payout ratio (mid-high 70% payout ratio) in the near-term through redeployment efforts

IDENTIFIED ASSETS TO BE SOLD – PORTFOLIO STATISTICS

	Assets to be Sold
WALT	6.2
Rent Escalations	2.4%
Occupancy	99.1%
Property Count	75
Tenant Count	41
Total ABR ($,mm)	$43.2
Total Square feet (mm)	1.6



Assets to be Sold account for ~76% of total healthcare ABR maturing through 2030
0.1%
0.0%
1.1%
0.3%
2.0%
0.3%
1.2%
0.6%
1.5%
0.5%
1.9%
0.1%
4.7%
1.2%
2024
2025
2026
2027
2028
2029
2030
Pro Forma Healthcare Maturities
Upcoming Healthcare Maturities

11

Note: This slide contains "Projected Portfolio Information," which assumes the successful disposition of certain healthcare assets. Please see slide 2 for additional information.

INVESTOR PRESENTATION
FEBRUARY 2024

Portfolio as of 12/31/23 Projected March 2024 Post-Assets to be Sold Portfolio Concentration % Healthcare Concentration 17.6% (4.3%) 13.3% (5.8%) 7.5% % Clinical 7.0% (4.1%) 2.9% (2.2%) 0.7% % Healthcare Services 3.0% 0.1% 3.1% (1.8%) 1.3% % Animal Health Services 2.8% 0.2% 3.0% 0.2% 3.2% % Surgical 2.7% (0.4%) 2.3% (2.1%) 0.2% % Life Sciences 2.0% 0.2% 2.2% — 2.2% WALT 10.5 4.7 10.8 7.5 11.0 Rent Escalations 2.0% 2.1% 2.0% 2.6% 2.0% Occupancy 99.4% 100% 99.2% 98.4% 99.2% Property Count 796 37 759 38 721 Tenant Count 220 20 200 21 179 Total ABR ($,mm) $392.2 $19.9 $372.3 $23.3 $349.0 Total Square feet (mm) 38.3 0.7 37.6 0.9 36.6 Gross RE Asset Value ($, mm)1 $5,391.4 $205.4 $5,186.0 $216.6 $4,969.4 PRO FORMA PORTFOLIO COMPOSITION Note: This slide contains “Projected Portfolio Information,” which assumes the successful disposition of certain healthcare assets. Please see slide 2 for additional information. 1. Gross Real Estate (RE) Asset Value calculated as book value of real estate with accumulated depreciation added back. PORTFOLIO STATISTICS SIZE Significantly reduces exposure to clinical, surgical, and traditional MOB assets First-Step Under Contract Assets to be Sold Remaining Consumer-Centric Healthcare

Diversified Portfolio

PORTFOLIO AT-A-GLANCE: INDUSTRIAL

PROPERTY TYPE BREAKDOWN



52%
ABR
Industrial Services 6%
Cold Storage 6%
Flex and R&D 8%
Manufacturing 32%
Food Processing 23%
Distribution & Warehouse 25%

PROPERTY TYPE OVERVIEW

192 *Properties*

$202mm *ABR*

29.4mm *SF*

95 *Tenants*

2.0% *Wtd. Avg. Rent Escalations*

11.7 Years *WALT*

Industrial exposure has grown from 31.2% at YE 2018 to 51.5% at 4Q23



31.2%
43.2%
46.3%
47.4%
51.5%
51.5%
2018
2019
2020
2021
2022
2023
Q4

TOP TENANTS

Rank	Tenant	Property Use	# Prop.	ABR ($M)	% ABR
1	Roskam Baking[1]	Food Processing	6	15.7	4.0%
2	AHF Products	Distribution & Warehouse / Manufacturing	8	9.4	2.4%
3	Ryerson	Distribution & Warehouse	11	7.8	2.0%
4	Axcelis	Flex and R&D	1	6.1	1.6%
5	Salm Partners	Food Processing	2	6.1	1.5%
6	Hensley	Distribution & Warehouse	3	6.0	1.5%
7	Nestle' USA, Inc.	Cold Storage / Food Processing	1	4.6	1.2%
8	Carvana	Industrial Services	2	4.6	1.2%
9	Klosterman Bakery	Food Processing	11	4.6	1.1%
10	Chiquita	Food Processing	1	4.4	1.1%
	Top 10 Industrial Tenants		**46**	**$69.2**	**17.6%**

UNFI BUILD-TO-SUIT DEVELOPMENT FUNDING

- BNL has agreed to fund up to $204.8 million build-to-suit transaction with United Natural Foods, Inc (NYSE: UNFI), and will earn capitalized interest at customary rates during the 18-month construction period
- The facility is scheduled to open in the third quarter of 2024, with rent beginning no later than October 2024. The lease will be 15-years with multiple renewal options and 2.50% annual rent escalations
- The stabilized yield upon completion will be approximately 7.2%, and, together with rent escalations, will translate into a GAAP capitalization rate of approximately 8.3%
- As of quarter end, BNL has funded $93.9 million towards the development



UNFI

Data as of December 31, 2023
1. Excludes one property that is classified as a corporate headquarters ($0.2mm ABR)

14

INVESTOR PRESENTATION
FEBRUARY 2024

REMAINING PORTFOLIO AT-A-GLANCE Data as of December 31, 2023; does not reflect ongoing healthcare portfolio simplification strategy Top Tenants KEY STATISTICS ABR % | $: 13% | $53mm Properties: 248 Square Feet: 1.2mm WALT: 13.9 years Wtd Avg. Annual Rent Escalation: 1.8% QSR 48% Casual Dining 52% ABR % | $: 6% | $23mm Properties: 16 Square Feet: 1.4mm WALT: 5.3 years Wtd Avg. Annual Rent Escalation: 2.5% Corporate Headquarters 37% Strategic Operations 46% Call Center 17% ABR % | $: 11% | $45mm Properties: 211 Square Feet: 3.4mm WALT: 9.4 years Wtd Avg. Annual Rent Escalation: 1.6% PROPERTY TYPE BREAKDOWN 13% ABR 6% ABR 11% ABR 18% ABR ABR % | $: 18% | $69mm Properties: 129 Square Feet: 2.9mm WALT: 6.6 years Wtd Avg. Annual Rent Escalation: 2.4% RESTAURANT OFFICE RETAIL HEALTHCARE

SIGNIFICANT GEOGRAPHIC DIVERSITY Data as of December 31, 2023; does not reflect ongoing healthcare portfolio simplification strategy TOTAL PROPERTIES: 796 TOTAL STATES/PROVINCES: 44 + 4 Canadian provinces State ABR as a % of Total Portfolio 1 TX 9.7% 2 MI 8.4% 3 IL 6.2% 4 WI 5.9% 5 CA 5.0% 6 FL 4.2% 7 OH 4.2% 8 IN 4.1% 9 MN 4.0% 10 TN 3.9% Top 10 States Top 10 States 55.6%

SIGNIFICANT CROSS-DIVERSIFICATION Data as of December 31, 2023; does not reflect ongoing healthcare portfolio simplification strategy Significant Geographic, Property Type, and Industry Diversification Helps to Mitigate State Specific Risk $38.1mm ABR $38.1mm ABR STATE DIVERSIFICATION BY INDUSTRY STATE DIVERSIFICATION BY PROPERTY TYPE State: Texas Concentration: 1 ABR: % | $ 9.7% | $38.1mm Tenants: 37 Properties: 69 Property Types: 5 Industries: 19 MSAs: 22 ($ in millions) ($ in millions) STATE EXPOSURE AT-A-GLANCE TENANT INDUSTRY PROPERTY TYPE ABR % STATE ABR Restaurants   6.5 16.9% Health Care Facilities   5.1 13.3% Application Software 4.1 10.6% Managed Health Care 3.6 9.4% Auto Parts & Equipment 3.4 9.0% Home Furnishing Retail   3.0 8.0% Home Furnishings 2.7 7.1% Packaged Foods & Meats   1.5 4.1% Distributors   1.5 4.0% Automotive Retail   1.4 3.7% Industrial Machinery 1.0 2.6% Office Services & Supplies   0.9 2.4% Building Products 0.7 1.9% General Merchandise Stores   0.6 1.5% Soft Drinks 0.5 1.3% Specialty Stores   0.5 1.3% Health Care Services   0.4 1.1% Metal & Glass Containers   0.4 1.0% Specialized Consumer Services   0.3 0.8% TOTAL       $38.1 100.0%

TOP-TIER PORTFOLIO METRICS Data as of December 31, 2023; does not reflect ongoing healthcare portfolio simplification strategy RENT COLLECTION RENT ESCALATION LONG WALT WITH MINIMAL NEAR-TERM EXPIRATIONS WALT: 6.6 11.7 5.3 13.9 9.4 Weighted Average of 10.5 Years 80.0% Leases with Annual Increases

KEY PORTFOLIO METRICS Source: 4Q 2023 Company Filings LEASE ROLLOVER THROUGH 2026 1.8% 12.4% 7.2% 11.6% 12.0% 4.1% 9.0% 6.4% 30.0% WEIGHTED AVERAGE LEASE TERM REMAINING PORTFOLIO RENT ESCALATIONS 2.6% 4.1% 2.0% N/R 1.7% 1.4% N/R N/R N/R INDUSTRIAL EXPOSURE PERCENT INVESTMENT GRADE 70.5% 49.2% 59.0% N/R 69.1% 17.1% 15.3% 39.6% 23.9% OCCUPANCY TENANT COUNT 374 220 336 1,326 390 N/R N/R 85 N/R TOP 10 TENANT EXPOSURE Portfolio composition and underlying metrics rank toward the top of the net lease space

DIFFERENTIATED INVESTMENT APPROACH Agile Investment Strategy Enables Identification of Attractive Investment Opportunities A decade plus of experience sourcing, underwriting, and managing a portfolio diversified across traditional and emerging net lease sectors Significant presence in industrial, healthcare, restaurant, and retail Flexibility to identify adjacent property sectors well-suited for long term leases Specialized infrastructure conducive to staying ahead of industry trends Executing acquisitions in emerging sectors prior to institutionalization has helped generate attractive returns Increased investment opportunity and consistency in deal flow Enhanced ability to adhere to stringent underwriting standards in competitive environment Drives attractive risk-adjusted returns over the long-term Diversified Core Property Sectors Attractive Capital Allocation Proven Investment Strategy Restaurant Retail Industrial Healthcare Automotive Food Processing Cold Storage

SYSTEMATIC INVESTMENT APPROACH SALE LEASEBACK LEASE ASSUMPTION FORWARD COMMITMENTS & BUILD TO SUITS EXISTING PORTFOLIO ADD-ONs PROPERTY EXPANSIONS & Improvements EXISTING PORTFOLIO NEW OPPORTUNITIES Acquire single-tenant property with a simultaneous new long-term lease with seller Maximum flexibility to negotiate lease terms coupled with strength of our own lease form Acquire single-tenant property with existing lease Deepest market opportunity set Focus on lease modifications to strengthen lease structure and improve risk-adjusted return Take-out of newly constructed property upon completion from developer or existing tenants Drive higher risk-adjusted returns via attractive cap rates and long lease term Addition of property from existing tenant strengthens relationship and leads to potential future opportunities Directly sourced opportunities from preferred tenants already underwritten and routinely monitored Fund construction for existing single-tenant property with long-term lease already in place Collaborate in design and construction of property or approval Opportunity to enhance lease structure and / or extend lease term INVESTMENT TYPE DESCRIPTION INVESTMENT TEAMS: CURRENT OWNERS BROKERAGE NETWORK DEVELOPMENT PARTNERS TENANT RELATIONSHIPS PRIVATE EQUITY SOURCING CHANNELS: INDUSTRIAL HEALTHCARE RESTAURANT / RETAIL UPREIT

PROVEN & DISCIPLINED INVESTMENT APPROACH

Recent investment activity heavily weighted to industrial opportunities given attractive trends and risk-adjusted returns, but maintain acquisition flexibility to execute on diversified pipeline of assets

Volume ($mm)



Industrial
Healthcare
Restaurant
Retail
Office
Other
Industrial Investments 2019 – 2023
$2.1 Billion
72% of Total Volume
$519
$65
$69
$174
$128
$684
$206
$147
$60
$80
$175
$16
$607
$183
$207
$90
$35
$92
$1,032
$859
$38
$64
$65
$100
$77
$13
$655
$318
$142
$27
$166
$907
$645
$22
$112
$3
$125
$166
$157
$5
$700
$350
$203[5]
Guidance:
~$350 - 700
2016
2017
2018
2019
2020
2021
2022
2023
2024E

	2016	2017	2018	2019	2020	2021	2022	2023	2024E
% of GAV[1]	35.8%	35.3%	23.5%	32.8%	2.5%	16.2%	19.8%	3.1%	9.5%[3]
Investment Cap Rate[2]	6.8%	7.2%	6.9%	6.6%	6.9%	6.3%	6.4%	7.2%	TBD

Portfolio Concentration by Property Type[4]



4% 4%
9%
32%
27%
24%
10% 3%
10%
31%
23%
23%
11% 3%
10%
31%
21%
25%
10% 2%
10%
43%
16%
20%
9%
10%
46%
16%
19%
8%
11%
47%
14%
20%
7%
12%
52%
14%
17%
6%
13%
52%
11%
18%

TBD

Data as of December 31, 2023

1. % of previous year end, Gross asset value "GAV" means undepreciated book value, which represents the fair value of the assets as of the date acquired, less any subsequent write-downs due to impairment charges
2. Represents the estimated first year cash yield, calculated as specified cash base rent for the first full year after investment divided by property purchase price
3. Represents expected investment guidance as a % of the 2024E GAV. 2024E based on midpoint of guidance of approximately $525 million investments.
4. 2015-2018 portfolio concentration shown as a percentage of NTM per Company filings, 2019-2023 shown as a percentage of ABR
5. Represents $97.1 million of additional investments under control, $98.9 million of commitments to fund developments, and $6.8 million in revenue generating capital expenditures with existing tenants.

22

INVESTOR PRESENTATION
FEBRUARY 2024

CONSERVATIVE BALANCE SHEET & PRUDENT CAPITAL ALLOCATION Specialized, national sourcing model with robust pipeline of opportunities Diversified acquisition strategy provides flexibility to optimize risk / return profile “Sweet spot” sizing – meaningful scale yet modest acquisitions move the needle Highly scalable infrastructure already in place and operating efficiently Carefully constructed platform built to deliver accretive external growth Defensive leverage profile with broad access to diversified capital sources 1 2 3 4 5 6

WELL CAPITALIZED BALANCE SHEET Data as of December 31, 2023 ($ in thousands) December 31, 2023 Equity               Common Stock         187,614 OP Units         8,928 Common Stock & OP Units     196,542 Price Per Share / Unit $17.22 Equity Market Capitalization     $3,384,453 % of Total Capitalization     63.8% Debt           Unsecured Revolving Credit Facility     $90,434 Unsecured Term Loan Facilities 900,000 Senior Unsecured Notes 850,000 Mortgage Debt – Various 79,068 Total Debt         $1,919,502 % of Total Capitalization     36.2%               Enterprise Value           Total Capitalization     $5,303,955 Less: Cash and Cash Equivalents (19,494) Enterprise Value         $5,284,461 TOTAL CAPITALIZATION DETAIL Investment Grade Credit Rated Balance Sheet with Well Laddered Maturities and Strong Liquidity TOTAL CAPITALIZATION ON DECEMBER 31, 2023 DEBT MATURITY SCHEDULE Common Stock OP Units Unsecured Term Loans Senior Unsecured Notes Mortgage Debt Total Capitalization $5.3B ($mm) Unsecured Credit Facilities Undrawn Revolver Capacity Senior Unsecured Notes Mortgages Unsecured Revolving Credit Facility Unsecured Revolving Credit Facility

EMPHASIS PLACED ON LIQUIDITY Data as of December 31, 2023 Calculated in accordance with revolving credit facility, unsecured term loans and senior unsecured notes. Net Debt / Annualized Adjusted EBITDAre Calculated in accordance with senior unsecured notes LEVERAGE PROFILE EVOLUTION2 KEY CREDIT METRICS AS OF DECEMBER 31, 2023 Conservative Leverage Profile & Ample Liquidity to Navigate Current and Future Economic Uncertainly 4.5x Fixed Charge Coverage Ratio1 1.0% Secured Indebtedness Ratio1 5.0x Net Debt / Annualized Adjusted EBITDAre AMPLE COVENANT HEADROOM CORPORATE LIQUIDITY PROFILE ($mm) 3 BBB / Baa2 Issuer Ratings Stable / Stable Ratings Outlook 1 $929 million of Corporate Liquidity 1 1 3

CORPORATE RESPONSIBILITY Environmental Stewardship Social Responsibility Community Engagement & Giving Commitment to Diversity, Equity, & Inclusion Employee Learning & Development As a real estate owner, we aim to maintain environmentally sustainable practices. “Go Green” Initiative Subcommittee Environmental Considerations In Our Offices Tenant & Portfolio Practices BNL works to foster a culture that is dynamic, collaborative, collegial, and based on trust Benefits & Wellness Programs Employee Satisfaction & Appreciation Based on an employee-feedback survey, BNL has won the Rochester top workplaces award nine years in a row Employee Satisfaction Commitment to Corporate Responsibility We are committed to being a responsible corporate citizen by conducting our operations in a sustainable and ethical manner. We strive to foster a culture that is inclusive, collaborative, and based on trust, and invest heavily in the health and well-being of our employees. We also strive to conduct our operations in an environmentally responsible way and with a governance structure that requires the highest ethical standards. We believe these commitments benefit both the company and society and are consistent with our focus on long-term positive impact and value for our shareholders, employees, tenants, partners, and the communities in which we live, work, and invest.

BOARD OF DIRECTORS & GOVERNANCE

BOARD OF DIRECTORS (INDEPENDENT)

	Name, tenure	Experience
	**Laurie Hawkes (Chairman)** *Director since 2016* *Chairman since 2021*	■ Co-Founder, American Residential Properties ■ Director, Appreciate Holdings, Inc. (NASDAQ: SFR)
	**Shekar Narasimhan** *Director since 2007*	■ Co-Founder & Managing Partner, Beekman Advisors ■ Former Chairman & CEO, WMF Group
	**James Watters** *Director since 2007*	■ SVP & Treasurer, Rochester Institute of Technology ■ Board member, Canandaigua National Corp.
	**David Jacobstein** *Director since 2013*	■ Former President & COO, Developers Diversified Realty Corp. ■ Former Trustee, Corporate Office Properties Trust (NYSE: OFC)
	**Denise Brooks-Williams** *Director since 2021*	■ Executive Vice President and Chief Executive Officer, Care Delivery System Operations, Henry Ford Health System, Inc.
	**Michael Coke** *Director since 2021*	■ President and Co-Founder, Terreno Realty Corporation (NYSE: TRNO)
	**Jessica Duran** *Director since 2023*	■ Managing Director and Chief Financial Officer of TSG Consumer Partners
	**Laura Felice** *Director since 2023*	■ Executive Vice President and Chief Financial Officer of BJ's Wholesale Club Holdings, Inc. (NYSE: BJ)

KEY GOVERNANCE HIGHLIGHTS

✓ **Majority independent board**

✓ **All required committees are independent**

✓ **Elected to opt out of MUTA**

✓ **Significant equity investment by board members**

✓ **Minimum stock ownership requirements**

✓ **44% of directors identify as female**

✓ **56% of directors identify with underrepresented groups**

BOARD OF DIRECTORS (NON-INDEPENDENT)

	Name, tenure	Experience
	**John Moragne** *Director since 2023*	■ CEO, Broadstone Net Lease ■ Joined BNL in 2016

27

INVESTOR PRESENTATION
FEBRUARY 2024

GAAP RECONCILIATIONS Amount includes $1.5 million and $(1.4) million of unrealized and realized foreign exchange (gain) loss for the three months ended December 31, 2023, and September 30, 2023, respectively. Excludes 493,524 and 506,172 weighted average shares of unvested restricted common stock for the three months ended December 31, 2023, and September 30, 2023, respectively. Excludes $0.1 million from the numerator for the three months ended December 31, 2023, and September 30, 2023, respectively, related to dividends declared on shares of unvested restricted common stock. FUNDS FROM OPERATIONS (FFO), CORE FFO, AND ADJUSTED FUNDS FROM OPERATIONS (AFFO)     Three Months Ended (in thousands)  December 31, 2023   September 30, 2023   Net income   $ 6,797     $ 52,145   Real property depreciation and amortization     39,115       38,496   Gain on sale of real estate     (6,270)     (15,163) Provision for impairment of investment in rental properties     29,801       —   FFO   $ 69,443     $ 75,478   Net write-offs of accrued rental income     4,161       —   Severance and executive transition costs     218       740   Other income1     1,453     (1,464) Core FFO   $ 75,275     $ 74,754   Straight-line rent adjustment     (5,404)     (6,785) Amortization of debt issuance costs     983       983   Loss on interest rate swaps and other non-cash interest expense     319       522   Amortization of lease intangibles     (1,014)     (1,056) Stock-based compensation     1,401       1,540   Deferred Taxes (282) — AFFO $ 71,278   $ 69,958 Diluted weighted average shares outstanding 2   196,373     196,372 Net earnings per diluted share 3 $ 0.03   $ 0.26 FFO per diluted share 3   0.35     0.39 Core FFO per diluted share 3   0.38     0.38 AFFO per diluted share 3   0.36     0.36

GAAP RECONCILIATIONS

EBITDA, EBITDAre, ADJUSTED EBITDAre, NET DEBT TO ANNUALIZED ADJUSTED EBITDAre

	As of				
(in thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Debt					
Unsecured revolving credit facility	$ 90,434	$ 74,060	$ 122,912	$ 108,330	$ 197,322
Unsecured term loans, net	895,947	895,633	895,319	895,006	894,692
Senior unsecured notes, net	845,309	845,121	844,932	844,744	844,555
Mortgages, net	79,068	79,613	80,141	85,853	86,602
Debt issuance costs	8,848	9,360	9,872	10,390	10,905
Gross Debt	**$ 1,919,606**	**$ 1,903,787**	**$ 1,953,176**	**1,944,323**	**2,034,076**
Cash and cash equivalents	(19,494)	(35,061)	(20,763)	(15,412)	(21,789)
Restricted cash	(1,138)	(15,436)	(15,502)	(3,898)	(38,251)
Net Debt	**$ 1,898,974**	**$ 1,853,290**	**$ 1,916,911**	**$ 1,925,013**	**$ 1,974,306**

	Three Months Ended				
(in thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Net income	**$ 6,797**	**$ 52,145**	**$ 62,996**	**$ 41,374**	**$ 36,773**
Depreciation and amortization	39,278	38,533	39,031	41,784	45,606
Interest expense	18,972	19,665	20,277	21,139	23,773
Income taxes	(268)	104	448	479	105
EBITDA	**$ 64,799**	**$ 110,447**	**$ 122,752**	**$ 104,776**	**$ 106,257**
Provision for impairment of investment in rental properties	29,801	—	—	1,473	—
Gain on sale of real estate	(6,270)	(15,163)	(29,462)	(3,415)	(10,625)
EBITDAre	**$ 88,310**	**$ 95,284**	**$ 93,290**	**$ 102,834**	**$ 95,632**
Adjustment for current quarter acquisition activity [1]	153	26	342	406	1,283
Adjustment for current quarter disposition activity [2]	(156)	(400)	(444)	(365)	(440)
Adjustment to exclude non-recurring and other expenses [3]	128	740	183	(1,023)	—
Adjustment to exclude gain on insurance recoveries	—	—	—	—	(341)
Adjustment to exclude net write-offs of accrued rental income	4,161	—	—	297	—
Adjustment to exclude foreign exchange (gain) loss	1,453	(1,433)	1,681	18	796
Adjustment to exclude cost of debt extinguishments	—	—	3	—	77
Adjustment to exclude lease termination fees	—	—	—	(7,500)	(1,678)
Adjusted EBITDAre	**$ 94,049**	**$ 94,217**	**$ 95,055**	**$ 94,667**	**$ 95,329**
Annualized Adjusted EBITDAre	**376,196**	**376,868**	**380,220**	**378,668**	**381,315**
Net Debt to Annualized Adjusted EBITDAre	**5.0x**	**4.9x**	**5.0x**	**5.1x**	**5.2x**

1. Reflects an adjustment to give effect to all acquisition during the quarter as if they had been acquired as of the beginning of the quarter.
2. Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.
3. Amounts include $0.2 million, $0.7 million and $0.2 million of employee severance and executive transition costs during the three months ended December 31, 2023, September 30, 2023, and June 30, 2023, respectively, and ($0.1) million of forfeited stock-based compensation for the three months ended December 31, 2023. Amounts include a combined $0.5 million of executive transition costs and accelerated amortization of stock-based compensation, related to the departure of our previous chief executive officer and $(1.5) million of accelerated amortization of lease intangibles for the three months ended March 31, 2023.

30
INVESTOR PRESENTATION
FEBRUARY 2024